Exhibit 99.6

THE BOARD OF GOVERNORS

OF THE FEDERAL RESERVE SYSTEM

Washington, D.C. 20551

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

SUFFOLKFIRST BANK

(Exact name of registrant as specified in its charter)

Virginia	n/a	04-3607546
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

100 Bosley Avenue P. O. Box 1340 Suffolk, Virginia	23439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 21, 2008, SuffolkFirst Bank (the “Bank”) announced its intention to reorganize into a bank holding company structure (the “Reorganization”). In connection with the Reorganization, First Bankshares, Inc., a Virginia corporation (“Bankshares”), was incorporated on March 4, 2008. On March 5, 2008, the Bank and Bankshares entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Bank will become a wholly-owned subsidiary of Bankshares by means of a statutory share exchange transaction under the Virginia Stock Corporation Act (the “Share Exchange”).

Under the terms of the Reorganization Agreement, which was unanimously approved by the Boards of Directors of both the Bank and Bankshares, upon consummation of the Share Exchange, each share of common stock of the Bank issued and outstanding immediately prior to the effective time shall, by virtue of the Share Exchange, be automatically exchanged for one fully paid and no assessable share of common stock of Bankshares. In addition, upon consummation of the Share Exchange, Bankshares will assume all outstanding stock options for the purchase of Bank common stock. Each such stock option will be converted into and become a stock option for the purchase of Bankshares common stock, in accordance with the terms of the SuffolkFirst Bank 2003 Stock Option Plan under which it was issued and the stock option agreement by which it is evidenced. The Reorganization and Share Exchange will not constitute a change in control for purposes of any outstanding stock options or employment agreement with the Bank.

Consummation of the transactions contemplated by the Reorganization Agreement is subject to approval by the Bank’s shareholders at its 2008 Annual Meeting of Shareholders to be held on May 8, 2008 and applicable regulatory authorities and customary closing conditions. Management anticipates that, subject to receipt of all required consents and approvals, the Reorganization and Share Exchange will be effected during the second quarter of 2008.

The foregoing description of the Reorganization Agreement, the Reorganization and the Share Exchange does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Reorganization Agreement has been included to provide information regarding the terms of the Reorganization and Share Exchange. It is not intended to provide any other factual information about the Bank or Bankshares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of March 5, 2008, by and among First Bankshares, Inc. and SuffolkFirst Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLKFIRST BANK (Registrant)

By:	/s/ Robert E. Clary
Robert E. Clary, CPA Chief Financial Officer

Date: March 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of March 5, 2008, by and among First Bankshares, Inc. and SuffolkFirst Bank

Exhibit 2.1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of March 5, 2008, by and among First Bankshares, Inc., a proposed bank holding company organized under the laws of the Commonwealth of Virginia, with its principal office in Suffolk, Virginia (the “Holding Company”), and SuffolkFirst Bank, a commercial bank chartered under the laws of the Commonwealth of Virginia, with its main office in Suffolk, Virginia (the “Bank”).

WITNESSETH:

WHEREAS, the respective Boards of Directors of the Holding Company and the Bank have previously resolved that the reorganization of the Bank under a holding company structure pursuant to a statutory share exchange transaction under the Virginia Stock Corporation Act (the “Share Exchange”) so that the Bank will become a wholly-owned subsidiary of the Holding Company, is in the respective best interests of the constituent corporations and their shareholders; and,

WHEREAS, each Board has approved this Agreement and Plan of Reorganization.

NOW THEREFORE, in consideration of the mutual agreements set forth herein, the constituent corporations agree as follows:

1. The Share Exchange. At the Effective Date, the Bank shall become a banking subsidiary of the Holding Company pursuant to the Plan of Share Exchange attached hereto as Appendix A. The Share Exchange and the reorganization shall be effective on the date shown on the Certificate of Share Exchange issued by the State Corporation Commission of Virginia, effectuating the reorganization (the “Effective Date”).

2. Name; Articles of Incorporation; Bylaws; Offices. At the Effective Date, the name, articles of incorporation and bylaws of the Bank will not change. The main office and branches of the Bank immediately prior to the Share Exchange will not change as a result of the Share Exchange. At the Effective Date, the articles of incorporation of the Holding Company will be in the form attached hereto as Appendix B.

3. Conversion of Shares. Upon, and by reason of, the Share Exchange becoming effective, shares of the Bank shall be converted into shares of the Holding Company pursuant to Article 3 of the Plan of Share Exchange.

4. Board of Directors; Officers.

(a) At the Effective Date, the boards of directors of the Bank and the Holding Company shall continue to serve as the directors of the Bank and the Holding Company, respectively, except as otherwise determined in the discretion of the Boards prior to the Effective Date, until the next annual meeting or until such time as their successors have been elected and qualified.

(b) At the Effective Date, the respective officers of the Bank and the Holding Company shall continue to serve in their then current positions until such time as their successors have been elected or appointed.

5. Conditions to the Share Exchange. Consummation of the Share Exchange is conditioned upon (i) the approval of this Agreement by the affirmative vote of a majority of all the votes entitled to be cast at a meeting to be held on the call of the Bank’s board of directors at which a quorum of the voting group is present, (ii) the receipt of all required regulatory approvals, and (iii) the receipt of an opinion of counsel as to the tax-free nature of the share exchange transaction.

6. Termination. This Agreement may be terminated by the unilateral action of either of the boards of directors of the Bank or the Holding Company prior to the approval of this Agreement by the Bank’s shareholders or by the mutual consent of the respective boards of directors of the Bank and the Holding Company after the Bank’s shareholders approve the transaction. Upon termination for any reason, this Agreement shall be void and of no further effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of the Bank or the Holding Company or any of their directors, officers, employees, agents or shareholders.

WITNESS, the following signatures and seals for the parties, each hereunto set by its President and attested by its Cashier or Secretary, pursuant to duly authorized resolutions of its board of Directors.

ATTEST:		FIRST BANKSHARES, INC.

By:	/s/ Earleen B. Sylvia	By:	/s/ Darrell G. Swanigan
	Earleen B. Sylvia Assistant Secretary		Darrell G. Swanigan President and Chief Executive Officer

ATTEST:		SUFFOLKFIRST BANK

By:	/s/ Earleen B. Sylvia	By:	/s/ Darrell G. Swanigan
	Earleen B. Sylvia Assistant Secretary		Darrell G. Swanigan President and Chief Executive Officer

Appendix A

PLAN OF SHARE EXCHANGE

BETWEEN

FIRST BANKSHARES, INC.

AND

SUFFOLKFIRST BANK

ARTICLE 1

THE PARTIES TO THE SHARE EXCHANGE AND EFFECTIVE DATE

1.1 The Parties to the Share Exchange. The name of the party whose shares are being acquired in the Share Exchange (as defined in section 2.1 below) is SuffolkFirst Bank, a Virginia corporation (the “Bank”). The name of the party acquiring the shares of the Bank in the Share Exchange is First Bankshares, Inc., a Virginia corporation (the “Holding Company”).

1.2 Effective Date. The effective date (the “Effective Date”) of the Share Exchange shall be the date shown on the Certificate of Share Exchange issued by the State Corporation Commission of Virginia effectuating the Share Exchange.

ARTICLE 2

TERMS AND CONDITIONS OF THE SHARE EXCHANGE

2.1 The Share Exchange. At the Effective Date, the Bank shall become a wholly owned subsidiary of the Holding Company through the exchange of the outstanding shares of common stock of the Bank for shares of the common stock of the Holding Company (the “Share Exchange”). The Share Exchange shall be effected in accordance with Section 3.1 of this Plan of Share Exchange and pursuant to Section 13.1-717 of the Virginia Stock Corporation Act.

2.2 Effect of Share Exchange. At the Effective Date, the Share Exchange shall have the effect as provided in Section 13.1-721 of the Virginia Stock Corporation Act.

2.3 No Change of Control. This Plan of Share Exchange shall not constitute a change of control for purposes of any Bank Options (as defined below) granted by the Bank under the Bank Stock Option Plan (as defined below) or for purposes of the employment agreement between the Bank and Darrell G. Swanigan, dated June 21, 2002.

ARTICLE 3

MANNER OF EXCHANGING SHARES

3.1 Exchange of Shares. Upon the Effective Date shares of Holding Company common stock shall be issued and allocated as follows:

(a) Each of the issued and outstanding shares of common stock of the Bank (“Bank Common Stock”) shall be automatically exchanged for one share of common stock of the Holding Company (“Holding Company Common Stock”). Outstanding certificates representing shares of Bank Common Stock will thereafter represent an equal number of shares of Holding Company Common Stock. As soon as practicable thereafter, the Holding Company will issue new stock certificates representing the shares of Holding Company Common Stock received in the Share Exchange. Each holder of Bank Common Stock, upon the surrender of his Bank stock certificates to the Holding Company duly endorsed for transfer, will be entitled to receive in exchange therefore a certificate or certificates representing an equivalent number of shares of Holding Company Common Stock, but shareholders will not be required to surrender their Bank stock certificates. There are no appraisal rights available to shareholders pursuant to Article 15 of the Virginia Stock Corporation Act, Section 13.1-729 et seq.

(b) Shares of Bank Common Stock issued and outstanding shall, by virtue of the Share Exchange, continue to be issued and outstanding shares and shall be denoted on the books and records of the Bank as held of record by the Holding Company.

3.2 Conversion of Stock Options.

(a) On the Effective Date, all rights with respect to Bank Common Stock pursuant to stock options (“Bank Options”) granted by the Bank under the SuffolkFirst Bank 2003 Stock Option Plan (the “Bank Stock Option Plan”) which are outstanding on the Effective Date, whether or not they are exercisable, shall be converted into and become rights with respect to Holding Company Common Stock, and the Holding Company shall assume each Bank Option in accordance with the terms of the Bank Stock Option Plan under which it was issued and the stock option agreement by which it is evidenced.

(b) From the Effective Date forward,

(i) each Bank Option assumed by the Holding Company may be exercised solely for shares of Holding Company Common Stock, and

(ii) the number of shares of Holding Company Common Stock subject to each Bank Option shall be equal to the number of shares of Bank Common Stock subject to such option immediately prior to the Effective Date and

(iii) the per share exercise price under each such Bank Option shall be the per share exercise price under each such option prior to the Effective Date and

(iv) the terms and conditions of the Bank Stock Option Plan shall be converted into and deemed to be the terms and conditions of the outstanding Holding Company Stock Option Plan which shall be effective on and continue after the Effective Date.

Appendix B

ARTICLES OF INCORPORATION

OF

FIRST BANKSHARES, INC.

I. NAME

The name of the Corporation is First Bankshares, Inc.

II. PURPOSE

The purpose for which the Corporation is organized is to act as a bank holding company and to transact any and all lawful business, not required to be specifically stated in the Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

III. CAPITAL STOCK

Section 1. The Corporation shall have authority to issue ten million (10,000,000) shares of common stock, par value $3.20 per share.

Section 2. The Corporation may create or issue rights, options or warrants for the purchase of shares of the Corporation upon such terms and conditions and for such consideration, if any, and such purposes as may be approved by the Board of Directors. Such rights, options or warrants may be issued to directors, officers or employees as such of the Corporation or any subsidiary thereof, and not to the shareholders generally, without the requirement for shareholder approval.

Section 3. The holders of common stock shall be entitled to one vote per share on all matters as to which a stockholder vote is taken.

IV. DIRECTORS

Section 1. The Board of Directors shall consist of such a number of individuals as may be fixed or provided for in the Bylaws of the Corporation. The directors shall be elected for a one-year term at each annual meeting of shareholders. All directors shall remain in office until their successors have been duly elected by the shareholders and have qualified.

The initial directors of the Corporation shall be:

Larry L. Felton

Peter C. Jackson

Jonie N. Mansfield

Robert M. Moore, Jr.

Darrell G. Swanigan

James E. Turner, Jr.

Clinton L. Varner

Jack W. Webb, Jr.

Clay K. White

V. SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

An amendment of the Corporation’s articles of incorporation, a plan of merger or share exchange, a transaction involving the sale of all or substantially all of the Corporation’s assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all shareholders entitled to be cast in such transactions by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended by at least two-thirds of the directors in office, then the transaction shall be approved by the vote of 80% or more of all the votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction.

VI. LIMIT ON LIABILITY AND INDEMNIFICATION

Section 1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a director or officer of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages.

Section 2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify each director or officer of the Corporation against liabilities, fines, penalties and claims imposed upon or asserted against him (including amounts paid in settlement) by reason of having been such director or officer, whether or not then continuing so to be, and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in relation to matters as to which he shall have been finally adjudged liable by reason of his willful misconduct or a knowing violation of criminal law in the performance of his duty as such director or officer. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to contract in advance to indemnify any director or officer.

Section 3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to cause the Corporation to indemnify or contract in advance to indemnify any person not specified in Section 2 of this Article against liabilities, fines, penalties and claims imposed upon or asserted against him (including amounts paid in settlement) by reason of having been an employee, agent or consultant of the Corporation, whether or not then continuing so to be, and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, to the same extent as if such person were specified as one to whom indemnification is granted in Section 2 of this Article.

Section 4. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee, agent or consultant of the Corporation against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

Section 5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Sections 2 or 3 of this Article VI shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

Section 6. The provisions of this Article shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act prior to such before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act occurring before the adoption of such amendment, modification or repeal.

Section 7. Every reference herein to director, officer, employee, agent or consultant shall include (i) every director, officer, employee, agent, or consultant of the Corporation or any corporation the majority of the voting stock of which is owned directly or indirectly by the Corporation, (ii) every former director, officer, employee, agent, or consultant of the Corporation, (iii) every person who may have served at the request of or on behalf of the Corporation as a director, officer, employee, agent, consultant or trustee of another corporation, partnership, joint venture, trust or other entity, and (iv) in all of such cases, his executors and administrators.

VII. INITIAL REGISTERED OFFICE AND AGENT

The post office address of the initial registered office is 1001 Haxall Point, Post Office Box 1122, Richmond, Virginia, 23218-1122. The name of the City in which the initial registered office is located is Richmond. The name of the initial registered agent is Jacob A. Lutz III, whose business office is the same as the registered office and who is a resident of Virginia and a member of the Virginia State Bar.

DATED: March 3, 2008

/s/ Jacob A. Lutz III
Jacob A. Lutz III